UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2012

OCZ TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34650	04-3651093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6373 San Ignacio Avenue

San Jose, California 95119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 733-8400

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 17, 2012, OCZ Technology Group, Inc. (the “Company”) issued a press release and announced that the Audit Committee’s investigation, assisted by third party legal and financial advisors, has been substantially completed and a preliminary report has been provided to the Audit Committee. While there continue to be various matters requiring further investigation, the Company believes they will be concluded shortly. On December 12, 2012 the Audit Committee approved this report and, in consultation with management, concluded that the Company should restate the results for the first quarter of fiscal 2013 as well as the results for certain quarters of fiscal 2012 and for the fiscal year 2012.

The restatements primarily relate to the timing of revenue recognition, the classification of certain customer incentive costs and for the level of reserves for product returns. The number of prior periods affected and the impact of the adjustments will be disclosed in more detail in the Company’s restated financial statements, which will be provided as soon as practical. The Board and management are in discussions with Crowe Horwath LLP, the Company’s independent auditors regarding the matters identified in the investigation. Until the restatements are released, in addition to the financial statements for the periods referenced above, related press releases and shareholder communications describing our financial statements and the report of Crowe Horwath LLP related to the financial statements as of and for the year ended February 29, 2012 should no longer be relied upon.

The Company issued a press release on December 17, 2012 relating to the restatement. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Statement on Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including, statements about our intention to restate our financial statements, the type and extent of matters reflected in such restated financial statements, and the timing of filing of our restated financial statements. For further information on other risks and uncertainties, please refer to “Item 1A — Risk Factors” in Part I in OCZ’s Annual Report on Form 10-K filed with the SEC on May 14, 2012, and statements made in other subsequent filings. The filing is available both at www.sec.gov as well as via OCZ’s website at www.ocztechnology.com. OCZ does not undertake to update its forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated December 17, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 17, 2012	OCZ TECHNOLOGY GROUP, INC.

	By:	/s/ Arthur F. Knapp, Jr.
Arthur F. Knapp, Jr.
Chief Financial Officer